                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934


       Date of Report (Date of earliest event reported): February 5, 1998



                               RIDDELL SPORTS INC.
             (Exact name of registrant as specified in its charter)



     DELAWARE                 0-19298                   22-2890400
(State or other              (Commission             (IRS Employer
Jurisdiction of              File Number)          Identification No.)
Incorporation)


                   900 Third Avenue, New York, New York 10022
               (Address of principal executive offices) (Zip code)

        Registrant's telephone number, including area code (212) 826-4300


                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.   OTHER EVENTS

     Reference is made to the Company's Press Release dated February 5, 1998 announcing ECG2, Inc. had purchased the assets of Pursuit Athletic Footwear, Inc., and had become the Company's new footwear licensee of the "Riddell" brand. The Press Release is incorporated by reference herein and filed as Exhibit 20.1 to this Report.

     Reference is also made to the Company's Press Release dated February 9, 1998 announcing that its subsidiary, Varsity Spirit Corporation, is expanding its dance business to include an expanded line of dancewear and a new venture that runs regional dance conventions and competitions for private dance studio students. The Press Release is incorporate herein by reference and filed as Exhibit 20.2 to this Report.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS

     (c)  EXHIBITS

     20.1 Press Release dated February 5, 1998 of Riddell Sports Inc. announcing new footwear licensee.

     20.2 Press Release dated February 9, 1998 of Riddell Sports Inc. announcing expanded dance initiative.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RIDDELL SPORTS INC.


DATED:    February 11, 1998             By:  /s/ LISA MARRONI
                                             ------------------
                                             Lisa Marroni
                                             Vice President